UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 19, 2006

Medallion Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	814-00188	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 38th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 328-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

On December 19, 2006, Taxi Medallion Loan Trust I (the “Trust”), an indirect wholly-owned subsidiary of Medallion Financial Corp. (the “Company”), entered into an amendment (the “Amendment”) which amended the Amended and Restated Loan and Security Agreement, dated September 12, 2003, (as previously amended, supplemented or otherwise modified, the “Loan Agreement”), by and between the Trust and Merrill Lynch Commercial Finance Corp. (“Merrill Lynch”). The Amendment effectuated certain technical changes to the Loan Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

On December 19, 2006, Trust Medallion Loan Trust II (“Trust II”), a newly formed indirect wholly-owned subsidiary of the Company, entered into a Loan and Security Agreement (the “Credit Agreement”) with Citicorp North America, Inc. (“CNAI”), as Administrative Agent, Citibank N.A. as the committed institutional lender (the “Committed Lender”) and Charta LLC as the conduit lender (the “Conduit Lender” and together with the Committed Lender, the “Lenders”).

Under the Credit Agreement, the Conduit Lender, an asset backed commercial paper conduit administered by CNAI, provides an initial amount of $125.0 million of revolving financing, which may be increased to $500.0 million with approval of the Lenders. This liquidity permits Trust II to purchase medallion loans originated by the Company’s wholly-owned subsidiary Medallion Funding Corp. (“Medallion Funding”) as well as other approved sellers. The indebtedness under the Credit Agreement will be primarily secured by the medallion loans originated by Medallion Funding or other approved sellers and sold to Trust II. Trust II’s loans are serviced by Medallion Funding.

Borrowings under the Credit Agreement bear interest at varying rates that are generally based on the Conduit Lender’s cost of commercial paper plus an applicable margin or the Committed Lender’s LIBO rate plus an applicable margin. Financing through the Credit Agreement will be provided for 364 days and if not renewed by the Conduit Lender, will be provided by the Committed Lender for two additional years.

The Credit Agreement contains customary covenants including a borrowing base covenant, rapid amortization in certain circumstances and covenants to preserve Trust II’s bankruptcy remote status. In addition, if certain financial tests are not met, Medallion Funding can be replaced as the servicer. The Credit Agreement contains customary events of default, including, without limitation, payment defaults, breaches of representations and warranties, covenant defaults, certain events of bankruptcy and insolvency, certain ERISA events, and judgments in excess of specified amounts.

Trust II is a separate legal and corporate entity with its own creditors who, in any liquidation of Trust II, would be entitled to be satisfied out of Trust II’s assets prior to any value in Trust II becoming available to Trust II’s equity holders. The assets of Trust II, including the medallion loans sold to Trust II, are not available to pay obligations of its affiliates or any other party, and the assets of affiliates or any other party are not available to pay obligations of Trust II.

The foregoing description is qualified in its entirety by reference to the agreements which are attached as exhibits hereto and are incorporated herein by reference in their entirety.

ITEM 8.01 OTHER EVENTS.

The Company issued a press release to the news media announcing, among other things, the Company’s completion of the Taxi Medallion Loan Trust II transaction described above.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release is being furnished, not filed, pursuant to Item 8.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
4.1	Promissory Note, dated December 19, 2006, by Taxi Medallion Loan Trust II, in favor of Citicorp North America, Inc. (the “Managing Agent”) for the benefit of the lenders in the Managing Agent’s related lender group.

10.1	Amendment No. 5 to Amended and Restated Loan and Security Agreement, dated December 19, 2006, by and between Taxi Medallion Loan Trust I and Merrill Lynch Commercial Finance Corp.

10.2	Loan And Security Agreement, dated as of December 19, 2006, among Taxi Medallion Loan Trust II, the persons from time to time party thereto as Conduit Lenders, the financial institutions from time to time party thereto as Committed Lenders, the financial institutions from time to time party thereto as Managing Agents, and Citicorp North America, Inc., as Administrative Agent.

10.3	Servicing Agreement, dated as of December 19, 2006, among Medallion Funding Corp., Taxi Medallion Loan Trust II, and Citicorp North America, Inc.

10.4	Loan Sale and Contribution Agreement, dated December 19, 2006, by and between Medallion Funding Corp. and Taxi Medallion Loan Trust II.

10.5	Amended and Restated Trust Agreement, dated as of December 19, 2006, by and between Medallion Funding Corp. and U.S. Bank Trust, N.A.

99.1	Press release, dated December 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name:	Larry D. Hall
Title:	Chief Financial Officer

Date:	December 21, 2006

Exhibit Index

Exhibit No.	Description
4.1	Promissory Note, dated December 19, 2006, by Taxi Medallion Loan Trust II, in favor of Citicorp North America, Inc. (the “Managing Agent”) for the benefit of the lenders in the Managing Agent’s related lender group.

10.1	Amendment No. 5 to Amended and Restated Loan and Security Agreement, dated December 19, 2006, by and between Taxi Medallion Loan Trust I and Merrill Lynch Commercial Finance Corp.

10.2	Loan And Security Agreement, dated as of December 19, 2006, among Taxi Medallion Loan Trust II, the persons from time to time party thereto as Conduit Lenders, the financial institutions from time to time party thereto as Committed Lenders, the financial institutions from time to time party thereto as Managing Agents, and Citicorp North America, Inc., as Administrative Agent.

10.3	Servicing Agreement, dated as of December 19, 2006, among Medallion Funding Corp., Taxi Medallion Loan Trust II, and Citicorp North America, Inc.

10.4	Loan Sale and Contribution Agreement, dated December 19, 2006, by and between Medallion Funding Corp. and Taxi Medallion Loan Trust II.

10.5	Amended and Restated Trust Agreement, dated as of December 19, 2006, by and between Medallion Funding Corp. and U.S. Bank Trust, N.A.

99.1	Press release, dated December 20, 2006.